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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): September 20, 2001


                                  iVillage Inc.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                     000-25469                 13-3845162
-----------------------       ---------------------     -----------------------
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                  Number)               Identification No.)
   organization)





500-512 Seventh Avenue, New York, New York                       10018
---------------------------------------------------    -----------------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (212) 600-6000



      --------------------------------------------------------------------
          (Former name or former address if changed since last report)



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Item 5.           Other Events

                  On September 20, 2001, iVillage Inc. ("iVillage") issued a press release announcing a stock repurchase program. A copy of iVillage's press release announcing this stock repurchase program is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                  99.1 Press Release dated September 20, 2001 regarding iVillage Inc.'s announcement of a stock repurchase program.



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        iVillage Inc.
                                        (Registrant)

    Date:  September 20, 2001           By:  /s/ Scott Levine
                                             --------------------------------
                                             Scott Levine
                                             Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibits
--------

99.1 Press Release dated September 20, 2001 regarding iVillage Inc.'s announcement of a stock repurchase program.